May 28, 2021

BNY MELLON MUNICIPAL FUNDS, INC.

- BNY Mellon High YIELD MUNICIPAL BOND FUND

Supplement to Summary Prospectus and Prospectus

Dated December 31, 2020

The following information supersedes and replaces any contrary information contained in “Fees and Expenses” in the fund’s summary prospectus and “Fund Summary - Fees and Expenses” in the fund’s prospectus:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class Z
Management fees	.45	.45	.45	.45	.45
Distribution and/or service (12b-1) fees	none	.75	none	none	.09
Other expenses:
Shareholder services fees	.25	.25	none	none	none
Miscellaneous other expenses**	.22	.23	.23	.22	.22
Total other expenses	.47	.48	.23	.22	.22
Total annual fund operating expenses	.92	1.68	.68	.67	.76

* Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a contingent deferred sales charge of 1.00% if redeemed within one year.

** Includes interest expense in the amount of ..09% in connection with inverse floater securities.